Exhibit 10.1
AGREEMENT TO ACCEPT COLLATERAL
IN FULL SATISFACTION OF OBLIGATIONS
THIS AGREEMENT TO ACCEPT COLLATERAL IN FULL SATISFACTION OF OBLIGATIONS (“Agreement”) is made and entered into, effective May 6, 2009 by and between GO SMART MOVE, LLC, a Colorado limited liability company (hereinafter referred to as “Lender” or “Secured Party”), and SMART MOVE, INC., a Delaware corporation (hereinafter referred to as “Debtor” or as the “Corporation”).
RECITALS
A. For good and valuable consideration, Debtor executed and delivered the Promissory Notes listed on Exhibit A hereto (the “Notes”) in favor of the creditors listed on Exhibit A (each a “Creditor”). As of the date hereof, Debtor is indebted under the Notes (and all documents delivered pursuant thereto) in the amounts set forth on Exhibit A hereto, principal and interest, plus costs and expenses of collection including reasonable attorneys’ fees (the “Debtor’s Indebtedness”).
B. The obligations of Debtor to the Creditors under the Notes are secured by Security Agreements from Debtor to Creditors set forth on Exhibit A (the “Security Agreements”), covering, inter alia, a security interest in the assets, property, machinery and equipment described in the Security Agreements and summarized on Exhibit A hereto, together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) any money, or other assets of the Debtor that now or hereafter come into the possession, custody, or control of the Creditors; and (vi) proceeds of any and all of the foregoing (the “Collateral”).
D. The aforementioned Notes and Security Agreements and any documents or instruments incorporated therein or executed by and between the Creditors and the Debtor in connection therewith are referred to herein collectively as the “Loan Documents”.
E. Debtor is in default of its obligations to Creditors under the Loan Documents.
F. As provided and permitted by the Loan Documents, Lender accelerated Debtor’s Indebtedness.
G. Debtor is unable to meet the demand of Creditors for full satisfaction of its obligations to Lender under the Loan Documents.

H. All previous interim agreements and arrangements between Creditors or Lender and Debtor have been entered into either to preserve the value of Collateral or to mitigate disruption of Debtor’s services in process on behalf of customers. Creditors and Debtor have agreed to Creditors’ acceptance of the Collateral in full satisfaction of Debtor’s Indebtedness, in a manner which complies with the provisions of the Uniform Commercial Code now in effect in the State of Colorado.
I. Creditors have formed and organized Lender as a Colorado limited liability company to act in an administrative and representative capacity on behalf of Creditors in respect of their rights and interests under Notes and Security Agreements covering the Collateral. Pursuant to a Contribution Agreement between Creditors and Lender, Creditors have assigned to Lender as a capital contribution all of their interest in and to the Notes, the Security Agreements and the Collateral in exchange for notes and equity interests in Lender.
J. The Lender or Secured Party and the Debtor acknowledge that the current market value of the Collateral does not exceed the total monetary obligation of the Debtor that is currently due and payable as a result of Debtor’s default of its obligations to Creditors under the loan documents.
NOW, THEREFORE, in consideration of the above recitals, as well as the covenants and representations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Debtor hereby agree as follows:
(1) RECITALS AND THIRD PARTY BENEFICARIES. The above recitals are acknowledged by the parties to be true and correct and are incorporated herein by reference as substantive provisions of this Agreement. It is acknowledged and agreed that Creditors shall be deemed express third party beneficiaries of this Agreement.
(2) ACCEPTANCE OF COLLATERAL IN FULL SATISFACTION OF DEBTOR’S INDEBTEDNESS. Pursuant to Section 4-9-620(a) of the Uniform Commercial Code of the State of Colorado (“UCC”), and particularly as codified under the statutes of the State of Colorado as Colorado Revised Statutes Section 4-9-620(a), Lender and Debtor agree that Lender has accepted the Collateral as full satisfaction of the Debtor’s Original Indebtedness, and obligations to Lender under the Loan Documents, including amounts due under the Notes.
(3) WAIVER OF RIGHT TO NOTIFICATION OF DISPOSITION OF COLLATERAL, WAIVER OR RIGHT TO RQUIRE DISPOSITION OF COLLATERAL, AND WAIVER OF RIGHT TO REDEEM COLLATERAL. Pursuant to Colorado Revised Statutes Section 4-9-624(a)(b)(c), Debtor hereby waives its right to notification of disposition of Collateral under Section 4-9-611, waives its right to require disposition of Collateral under Section 4-9-620(e), and waives its right to redeem the Collateral under Section 4-9-623 of the UCC.

(4) AGREEMENT OF DEBTOR. Debtor agrees to the following:
(a) On the date hereof and in connection with Lender’s foreclosure of its security interest in the Collateral, Debtor hereby voluntarily surrenders to Lender the Collateral together with all of its right, title and interest therein.
(b) On the date hereof, Debtor shall deliver to Lender all of the Collateral and shall deliver to Lender all documents necessary to effectuate and facilitate Debtor’s voluntary surrender of all of the Collateral to Lender hereunder and (all such documents to be in a form acceptable to Lender).
(5) REPRESENTATIONS AND WARRANTIES OF DEBTOR. To induce Lender to enter into this Agreement and to accept Debtor’s voluntary surrender of all of Debtor’s right, title and interest in and to the Collateral, Debtor represents and warrants to Lender and agrees that:
(a) TITLE AND CONDITION OF CONVEYED COLLATERAL. Debtor has good and marketable title to and owns the Collateral, free and clear of all security interests, liens or encumbrances. Lender has a valid, perfected, first priority security interest in all of the Collateral. There are no subordinated or junior liens encumbering the Collateral. The parties, after due consideration, have concluded and estimated that the value of the Collateral being surrendered has a fair market value substantially less than the Debtor’s Indebtedness.
(b) FAIR MARKET VALUE. The Debtor represents that all of the payments made and all of the obligations incurred pursuant to this Agreement are for fair consideration and for reasonably equivalent value with respect to valid, existing, secured indebtedness due to Lender.
(c) RESIDENCE OF DEBTOR AND LOCATION OF COLLATERAL. Debtor stipulates and agrees, and hereby represents and warrants to Lender that the address specified in Section 9(a) hereof constitutes the “residence” of Debtor for purposes of all state or federal laws, statutes or regulations relating to the payments of or assessment for taxes of all types (and the reporting of income or filing of returns relating thereto). The Collateral is located, stored or maintained by Debtor at locations or locations throughout the United States and some foreign jurisdictions.
(d) NO TRANSFER OF COLLATERAL. Debtor represents and warrants to Lender that Debtor has not transferred, conveyed, assigned or otherwise disposed of any material portion of (or any of Debtor’s then existing right, title or interest in) the Collateral other than in the ordinary course of Debtor’s business.
(e) CORPORATE AUTHORITY. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by the Corporation with any on the provisions hereof will:
(1) Conflict with or result in a breach of any provision of its Articles of Incorporation or By-Laws or similar documents of any Subsidiary;

(2) Result in a default (or give rise to any right of termination, cancellation, or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Corporation is a party, or by which any of its properties or assets may be bound except for such default (or right of termination, cancellation, or acceleration) as to which requisite waivers or consents shall either have been obtained by the Corporation prior to the date hereof or the obtaining of which shall have been waived or where such default relates to an unsecured obligation; or
(3) Violate any order, writ, injunction, decree or, to the Debtor’s Best Knowledge, any statute, rule or regulation applicable to the Debtor or any of its properties or assets. No consent or approval by any Governmental Authority is required in connection with the execution and delivery by the Debtor of this Agreement or the consummation by the Debtor of the transactions contemplated hereby, except for possible notice under plant closing laws.
(f) CORPORATE APPROVALS. This Agreement has been duly authorized by all necessary corporate action on behalf of Debtor, has been duly executed and delivered by an authorized officer of Debtor, and is a valid and binding Agreement on the part of Debtor that is enforceable against Debtor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, fraudulent transfers, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies
(6) ADDITIONAL COVENANTS OF DEBTOR. Debtor additionally covenants to Lender and the parties agree as follows
(a) FURTHER INSTRUMENTS. On the date hereof, or thereafter if necessary, Debtor shall, without cost or expense to Lender, execute and deliver to or cause to be executed and delivered to Lender such further instruments and take such other action as Lender may reasonably require to carry out more effectively the transfer of the Collateral contemplated by this Agreement.
(b) NO DEFENSES; RELIANCE. Debtor hereby stipulates and agrees that the amount of the Debtor’s Indebtedness immediately prior to the satisfaction provided for hereunder is as set forth in Exhibit A. Debtor confirms and acknowledges that through the date of this Agreement there are no existing defenses, claims, counterclaims or rights of recoupment or set-off against Lender in connection with the negotiation, preparation, execution, performance or any other matters relating to the Loan Documents or this Agreement.
(c) ADEQUATE REPRESENTATION. Debtor is represented by competent legal counsel of its choice in connection with this transaction or has been given the full opportunity to consult with such counsel regarding this Agreement, is fully aware of the terms contained herein and has voluntarily, without coercion or duress of any kind, entered into this Agreement and the documents executed in connection herewith.

(d) INDEMNIFICATION. Debtor hereby agrees to indemnify, defend and hold harmless Lender, and its officers, managers, members, agents and representatives against any third party claims to the extent arising out of Lender’s entry into, execution and implementation of this Agreement. In addition, Debtor hereby agrees to pay and/or reimburse Lender for its costs and reasonable attorneys’ fees incurred in connection with the defense of said claims.
(e) WAIVER OF JURY TRIAL. DEBTOR HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND, AFTER SEEKING THE ADVICE OF INDEPENDENT LEGAL COUNSEL TO THE EXTENT IT DEEMED NECESSARY, UNCONDITIONALLY AND IRREVOCABLY WAIVES A JURY TRIAL AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING BETWEEN DEBTOR AND LENDER.
(f) RELEASE AND SATISFACTION OF OBLIGATIONS AND CLAIMS. IN CONSIDERATION OF THIS AGREEMENT, DEBTOR, FOR ITSELF AND ITS REPRESENTATIVES, AGENTS, EMPLOYEES, SUCCESSSORS AND ASSIGNS, DOES HEREBY REMISE, RELEASE AND FORVER DISCHARGE LENDER AND ITS AGENTS, EMPLOYEES, REPRESENTATIVES, MANAGERS, MEMBERS, OFFICERS, SUCCESSORS AND ASSIGNS OF AND FROM ANY AND ALL CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER, WHTHER AT LAW OR IN EQUITY, INCLUDING WITHOUT LIMITATION, ANY OF THE FOREGOING ARISING OUT OF OR RELATING TO THE TRANSACTIONS DESCRIBED IN THIS AGREEMENT, WHICH AGAINST LENDER OR ITS AGENTS, EMPLOYEES, REPRESENTATIVES, MANAGERS, MEMBERS, OFFICERS, SUCCESSORS OR ASSIGNS, OR ANY OF THEM, DEBTOR HAS OR HEREAFTER CAN OR MAY HAVE FOR OR BY REASON OF ANY CAUSE, MATTER OR THING WHATSOEVER, FROM THE BEGINNING OF THE WORLD TO THE DATE OF THIS AGREEMENT. EXCEPT AS HEREIN PROVIDED, DEBTOR’S ENTRY INTO AND PERFORMANCE OF THIS AGREEMENT IN ACCORDANCE WITH THE TERMS HEREOF SATISFIES, FULFILLS AND EXTINGUISHES ANY AND ALL OBLIGATIONS AND SATISFIES OR RESOLVES ANY CLAIMS WHICH THE CREDITORS AND LENDER OR SECURED PARTY MIGHT OTHERWISE HAVE OR HOLD AGAINST THE DEBTOR, ANY PERSON, OFFICER, BOARD MEMBER, COMMITTEE OR AGENT OF THE DEBTOR OR ITS AFFILIATES IN ANY MANNER ARISING UNDER THE NOTES, SECURITY AGREEMENTS AND ANY OTHER LOAN DOCUMENTS.

(g) DISGORGEMENT. If Lender is, for any reason, compelled to surrender or disgorge any payment, interest or other consideration described hereunder to any person or entity because the same is determined to be void or voidable as a preference, fraudulent conveyance, impermissible set-off or for any other reason, such financial obligation or part thereof intended to be satisfied by virtue of such payment, interest or other consideration shall be revived and continue as if such payment, interest or other consideration had not been received by Lender, and Debtor shall be liable to, and shall indemnify, defend and hold Lender harmless for, the amount of such payment or interest surrendered or disgorged.
(h) AUTOMATIC STAY. Debtor hereby acknowledges, represents and warrants that it cannot perform in accordance with the terms of the Loan Documents, it will never be able to perform in accordance with the terms of the Loan Documents, nor will it be able to reorganize under Chapter 11 and/or 13 of the United States Bankruptcy Code or under any similar law. Accordingly, in consideration of this Agreement, Debtor hereby agrees that if a petition in bankruptcy is filed by or against them, as debtor and debtor-in-possession (if applicable), Debtor hereby consents to immediate and unconditional relief in favor of Lender from the automatic stay of 11 U.S.C. §362 (the “Stay”), waives its right to oppose a motion for relief from the Stay, waives the benefits of the Stay, and hereby admits and agrees that grounds to vacate the Stay to permit Lender to enforce their respective rights and remedies under the Loan documents, exist and shall continue to exist, which grounds include, without limitation the fact that Lender’s interest in the Collateral cannot be adequately protected.
(7) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Each and every representation and warranty made by Debtor in this Agreement shall survive the expiration or other termination of this Agreement.
(8) EFFECT OF ACCEPTANCE OF COLLATERAL BY SECURED PARTY. Pursuant to Colorado Revised Statutes Section 4-9-622, the Secured Party’s acceptance of the Collateral shall be in full satisfaction of the obligation(s) it secures and (1) discharges the Debtors obligations to the extent granted by the Agreement; (2) transfers to the Secured Party all of the Debtor’s rights in the Collateral; (3) discharges the security interest that is the subject of the Debtor’s consent and any subordinate security interest or other subordinate lien; and (4) terminates any other subordinate interest.
(9) MISCELLANEOUS.
(a) NOTICES. Any notice or other communications required or permitted hereunder shall be in writing and shall be considered delivered in all aspects when it has been delivered by hand or mailed by certified mail, return receipt requested, first class postage prepaid, addressed as follows:

To Lender:

With a copy to:

To Debtor:

or such other addresses as shall be similarly furnished in writing by any party.

(b) ENTIRE AGREEMENT; BINDING EFFECT. This instrument contains the entire agreement between the parties hereto with respect to the transactions contemplated herein, and shall be binding upon the parties hereto and their respective legal representatives, successors and assigns. There are no agreements or understanding between the parties other than those set forth herein or executed simultaneously herewith.
(c) COUNTERPARTS. This Agreement may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Any such facsimile documents and signatures shall, subject to applicable legal requirements, have the same force and effect as manually signed originals and shall be binding on the parties hereto.
(d) HEADINGS. Section and paragraph headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(e) PARTIAL INVALIDITY. If any term or provision of this Agreement or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as to achieve most fully the intention of this Agreement.
(f) GOVERNING LAW. This Agreement is governed by and is to be construed and enforced as though made and to be fully performed in the State of Colorado, without regard to the conflicts of law rules of the State of Colorado. Any and all disputes are to be resolved in the Circuit Court of Denver County, Colorado.
(g) AMENDMENTS, WAIVERS, ETC. No amendment, modification or waiver of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by Lender and Debtor, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.
(h) ROLE OF COUNSEL REPRESENTING LENDER. This Agreement has been drafted by Clifford L. Neuman, PC as counsel for Lender. Debtor acknowledges and agrees that: (a) Clifford L. Neuman, PC has not represented Debtor in any way in connection with this Agreement; and (b) Debtor has been advised to seek advice of independent legal counsel and has had the opportunity to do so.

DEBTOR:	LENDER:

/s/ Chris Sapyta	/s/ Greg Fulton Manager of GGF LLC